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                                                                 Exhibit 10.18


                                                               Loan No. ________
                                                               ________ Michigan


                           CONSTRUCTION LOAN AGREEMENT
                           ---------------------------

         THIS CONSTRUCTION LOAN AGREEMENT ("Agreement") is made this _____ day of _____________, 1998, between WM LIMITED PARTNERSHIP - 1998 D/B/A WENDY'S OF MICHIGAN, a Michigan limited partnership, of 40 Pearl Street NW, Suite 900, Grand Rapids, Michigan 49503 ("Borrower"), and CAPTEC FINANCIAL GROUP, INC., a Michigan corporation, of 24 Frank Lloyd Wright Drive, Lobby L, 4th Floor, P. O. Box 544, Ann Arbor, Michigan 48106-0544 (together with its successors, assigns and transferees, "Lender"). The Lender agrees to make, and the Borrower agrees to borrow and repay the construction loan described below ("Loan"), in accordance with the terms and conditions set forth in this Agreement. This Agreement shall become effective on ________________, 1998.

         1.       LOAN AND COLLATERAL.
                  --------------------

                  (a) LOAN. The Loan made under this Agreement shall be in the maximum amount of ______________________________________ Dollars ______________
and shall be evidenced by a promissory note, dated ________________, 1998, in the amount of the Loan ("Note").

                  (b) PAYMENTS. The Loan, or so much of it as shall be advanced to Borrower in accordance with the provisions of this Agreement, shall be repaid in accordance with the terms and provisions of the Note, and the following additional terms and provisions:

                                 (i) During the Construction Period (as
         hereinafter defined), interest, computed and determined at the rate set forth in the Note, shall be due and payable to Lender on the first day of the first month following the first advance under the Loan.

                                 (ii) At the option of Lender, Lender may collect interest by deducting the amount of such interest from any advance of the Loan.

                                 (iii) Upon the expiration of the Construction Period, fixed installments of principal and interest based on the amounts disbursed under this Agreement shall be due and payable on the first day of each month until the amount of the Loan has been paid in full.

                                 (iv) The "Construction Period" shall commence on the date hereof, and shall continue through the last day of the month in which Borrower shall complete construction of the improvements at the Project (as defined below) and receive the final disbursement of funds for costs related to the Project in accordance with this Agreement; provided, however, in no event shall the Construction Period extend beyond one hundred eighty (180) days after the effective date hereof (the "Completion Date"). Notwithstanding the previous sentence, if circumstances require a longer Construction Period, Borrower may extend the Construction Period for up to an additional three (3) months provided that Borrower has received written consent of Lender, which consent shall not be unreasonably withheld.

                  (c) USE OF LOAN PROCEEDS. Borrower shall employ the Loan proceeds solely for the purpose of financing the costs of acquiring, improving, developing and constructing the Project (as defined below), and Borrower will not require any additional financing for such purpose.

                  (d) COLLATERAL. The payment and performance obligations of Borrower in connection with the Loan, whether under this Agreement, the Note or otherwise (collectively, the "Indebtedness") are secured by and in accordance with the terms of that certain Mortgage, Security Agreement and Assignment of Leases and Rents,


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effective of even date herewith, in favor of Lender, covering the Property (as defined below) ("Mortgage"), an Assignment of Construction Documents, effective of even date herewith ("Assignment"), and other instruments of security given to secure repayment of the Loan (together with this Agreement, the Note, the Mortgage and Assignment, the "Loan Documents"). All property securing the Indebtedness is referred to as the "Collateral".

         2. REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender, as long as the Loan remains outstanding, as follows:

                  (a) BORROWER'S EXISTENCE AND AUTHORITY. Borrower is a limited partnership, duly organized and presently existing under the laws of the State of Michigan. The person or persons executing this Agreement have full power and complete authority to execute this Agreement and all related documents and, when executed, this Agreement and all related documents will be legal, valid and binding obligations of Borrower, enforceable in accordance with their terms.

                  (b) BUSINESS AND LOCATION. Borrower is in the business of owning and operating Wendy's restaurants. Its chief executive office is 40 Pearl Street NW, Suite 900, Grand Rapids, Michigan 49503, and Borrower's business location is _____________________________________.

                  (c) NO LITIGATION. There are no pending or to Borrower's knowledge threatened suits or proceedings before any court, governmental agency, regulatory body, or administrative tribunal to which Borrower is a party and which may result in any material change in the financial condition of Borrower or the Property.

                  (d) FINANCIAL STATEMENTS. Borrower has furnished to Lender Meritage Hospitality Group, Inc.'s ("MHG") most recent annual audited financial statements and Borrower's and MHG's most recent management prepared and quarterly financial statements, which statements were prepared in accordance with generally accepted accounting principles and are correct and complete and accurately present the financial condition of Borrower and MHG on the dates thereof. Further, there has been no material adverse change in the business, property or condition of Borrower since the date of the most recent financial statements.

                  (e) TITLE. Borrower has good, indefeasible and marketable title to the real estate described on the attached Exhibit A and all improvements thereon (collectively, "Property"), free from all liens and encumbrances, except those described in the title policy issued pursuant to Title Commitment No. 225847-C by Transnation Title Insurance Company ("Title Company") and acceptable to Lender ("Permitted Liens"). Except for the Permitted Liens, there are no instruments, matters or agreements, and Borrower is not a party to any instrument, matter or agreement, which will in any way encumber, bind or otherwise affect the Property or Lender. Borrower has neither done nor failed to do anything, nor has suffered anything to be done, as a result of which the Property or any part thereof has been or will be encumbered or title thereto has been or will be affected in any way and no person, firm or entity has any present, conditional or contingent rights to acquire all or any portion of the Property.

                  (f) SURVEY. The survey prepared by Moore & Bruggink, Inc. with respect to the Property satisfies the requirements set forth in Lender's commitment letter referred to in Section 3(c) below.

                  (g) PLANS. The plans and specifications (collectively, "Plans") prepared by Integrated Architecture, PC for construction and development of a Wendy's restaurant located on the Property ("Project"), are satisfactory to Borrower, and, to the extent required by applicable law or any effective restrictive covenant, by each governmental authority and the beneficiary of any such covenant, respectively; all construction, if any, previously performed on the Property has been completed on a lien free basis within the perimeter of the Property in accordance with the Plans and in accordance with any applicable restrictive covenants; there are no structural defects in the Project, no violation of any local governmental requirement exists, and the anticipated use complies with applicable zoning ordinances, regulations and restrictive covenants affecting the Property.


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                  (h) GOVERNMENTAL REQUIREMENTS. All required building permits, certificates of environmental impact approval, all zoning, building, housing, safety, fire and health approvals and all permits and licenses required by any governmental authority and necessary or advisable to operate, occupy or use the Property for the purposes permitted under the Loan Documents have been (or will be) issued. To the extent such permits, certificates, approvals and licenses are issued, the same are unexpired, permanent and unconditional, and, without cost or risk to Lender, are hereby assigned, to the extent assignable, to Lender.

                  (i) FRANCHISE AGREEMENT. Borrower is a franchisee in good standing with Wendy's International, Inc. ("Franchisor"), and is not in default under its franchise agreement with Franchisor (the "Franchise Agreement").

                  (j) UTILITIES. All public utilities including, but not limited to, electric, gas, sewer, water, telephone and other utilities required for the operation of the Project either enter the Property through adjoining public streets, or, if they pass through adjoining private land, do so in accordance with valid public easements or private easements. All utilities necessary or convenient to the full use and enjoyment of the Project are available at the boundaries of the Property, and if not now installed the same shall be constructed and installed to service the Project prior to the Completion Date, and all installation and connection charges will be fully paid.

                  (k) ACCESS; ROADS. Access to the Property is over publicly dedicated streets or through valid, indefeasible easements of record. All roads necessary for the full utilization of the Project for its intended purposes have either been completed or the necessary rights of way have been acquired by the appropriate governmental authority or have been dedicated to public use and accepted by the appropriate governmental authority, and all necessary steps have been taken by Borrower and the appropriate governmental authority to assure the complete construction and installation thereof.

                  (l) CONTRACTS. The contracts necessary for the acquisition, development, construction, management and/or operation of the Project are identified on the attached Exhibit B and are in full force and effect, there are no defaults under any of the provisions thereof and all conditions to the effectiveness or continuing effectiveness of the contracts required to be satisfied as of the date of this Agreement, or in the future, have been, or will be, satisfied.

                  (m) TAXES. Borrower has filed all federal, state and local income and other tax returns and other reports required to be filed prior to the date of this Agreement and Borrower has paid all taxes, assessments, withholdings and other governmental charges that are due and payable prior to the date of this Agreement. All taxes and all installments of assessments and all other charges of any kind imposed or levied by any governmental authority against either Borrower or the Premises which are due and payable or constitute a lien at or prior to the date of this Certificate, together with all interest and penalties due thereon, have been paid in full.

                  (n) COMPLIANCE WITH LAW. Borrower has complied with all applicable laws, rules, regulations and orders relating to Borrower or any aspect of Borrower's business or assets, including, without limit, all environmental laws, rules, regulations and orders. Borrower agrees to indemnify and hold Lender harmless against and from all claims, losses and costs resulting from any and all violations by Borrower of any laws, rules, regulations and/or orders, except due to action or inaction arising from the gross negligence or wilful misconduct of Lender.

                  (o) SURVIVAL. All warranties and representations of Borrower contained in this Agreement shall survive the execution of this Agreement and any advances made in accordance with this Agreement.

         3.       CONDITIONS TO ADVANCES.
                  -----------------------

                  (a) FREQUENCY AND AMOUNT. Borrower shall be entitled to not more than six (6) advances of the Loan, as provided in any request for advance meeting the requirements of this Agreement, which request for


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advance shall be delivered to Lender not less than ten (10) working days prior to the date of the requested advance. The amount advanced by Lender shall be the lesser of the following:

                                  (i) The Loan amount, less the sum of:

                                            (A) Lender's determination of the
                           estimated cost to complete the Project;

                                            (B) All construction cost retentions
                           or holdbacks which Lender has not advanced; and

                                            (C) All prior advances of the Loan.

                                  (ii) The unpaid costs of all construction
         completed through the last date covered by the request for advance less all related retentions or holdbacks, each as determined by Lender or, if required by Lender, an inspecting architect or engineer.

                                  (iii) Notwithstanding anything in this
         Agreement to the contrary, Lender shall at all times be entitled to retain sufficient funds to complete the Project (as determined by Lender).

                  (b) LIMITATIONS. Notwithstanding anything in this Agreement to the contrary:

                                  (i) Borrower acknowledges that: (A) the sum of
         the Direct Costs and the Indirect Costs (collectively, "Total Project Costs") established in the Budget are an estimate; (B) the Budget includes a contingency and other reserves; and (C) circumstances may arise during construction of the Project that may require modification of the Budget, an increase in the contingency and/or other reserves, or the establishment of additional reserves. Lender is authorized to modify the Budget, to adjust the contingency and/or other reserves and to establish additional reserves from the undisbursed portion of the Loan in such amounts as Lender deems necessary to pay or satisfy, in whole or in part, any lien or claim prejudicial to the liens or security interests of Lender and/or any expenditure or allocation of funds shown on the Budget and/or any cost or expense necessary to complete the Project. Any amount advanced by Lender pursuant to the preceding sentence, shall be deemed to be proceeds of the Loan and advanced under this Agreement (whether or not advanced to Borrower).

                                  (ii) Lender shall have no obligation to make
         an advance of the Loan if Lender determines that the remaining Total Project Costs are in excess of the remaining portion of the Loan which is available for disbursement, unless a cash deposit (or other evidence of cash investment) in the amount of such excess is made by Borrower to Lender.

                  (c) CONDITIONS TO FIRST ADVANCE. The obligation of Lender to make the first advance of the Loan is subject to the following:

                                  (i) Lender shall have received and recorded or
         filed (as appropriate) executed copies of the Loan Documents.


                                  (ii) Lender shall have determined that all
         conditions set forth in Lender's commitment for the Loan, dated June 3, 1998, have been satisfied; including, without limit, the payment of all required fees and expenses.

                                  (iii) Lender shall have received such other
         documents, instruments and certificates as Lender deems necessary.


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                  (d) CONDITIONS TO ALL ADVANCES. The obligation of Lender to make any advance of the Loan, including the first advance, is subject to the following:

                                  (i) All representations and warranties of
         Borrower contained in this Agreement shall be true and correct as of the date of the advance.

                                  (ii) No Event of Default shall exist under any
         of the Loan Documents, and no event shall exist which by notice, passage of time or otherwise would constitute an Event of Default under any of the Loan Documents.

                                  (iii) The Project shall not have been
         materially damaged by fire or other casualty.

                                  (iv) Lender shall have received satisfactory
         evidence that all work and improvements requiring inspection by any governmental authority have been inspected and approved; that the appropriate governmental authorities have accepted dedication of roads, sewers and other facilities where necessary, and all required certificates and other approvals have been duly issued.

                                  (v) Lender shall have received and approved a
         survey showing the location of the foundations and footings, after they are in place.

                                  (vi) Borrower shall provide Lender,
         concurrently with any advance made under this Agreement, sworn statements, waivers of lien, affidavits and acceptable assurances of payment by the general contractor, subcontractors, suppliers and/or laborers, which shall cover all work, labor and materials performed or furnished for the Project.

                                  (vii) Lender shall have received a fully
         executed request for advance and such other supporting documentation as may be required by Lender.

                                  (viii) Lender shall have received an
         endorsement to the title policy, indicating no adverse change in the state of title, which endorsement shall have the effect of increasing the coverage of the title policy by an amount equal to the advance then being made.

                                  (ix) Lender shall have received satisfactory
         evidence that all work and improvements have been inspected and approved by Lender's appraisal staff or, if required by Lender, an inspecting architect or engineer.

                                  (x) Lender shall have received payment of any
         additional fees or expenses due and owing to Lender in connection with such advance.

                  (e) CONDITIONS TO FINAL ADVANCE. The obligation of Lender to make the final advance of the Loan is subject to the following:


                                  (i) Lender shall have received satisfactory
         evidence of the issuance of a temporary or final certificate of use and occupancy for the Project issued by the appropriate governmental authorities.

                                  (ii) Lender shall have received a final survey
         showing the completed Project.

                                  (iii) Lender shall have received satisfactory
         evidence that the Project has been completed lien free and in accordance with the Plans.



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                                  (iv) Lender shall have received a fully paid
         policy of permanent all-risk hazard insurance for the Project providing limits of liability sufficient to avoid the application of any coinsurance clause, but in no event to be less than the amount of the Loan; and otherwise satisfying the requirements set forth in the mortgage, dated of even date, from Borrower in favor of Lender.

                                  (v) Lender shall have received payment of any
         additional fees or expenses due and owing to Lender in connection with the final advance.

                                  (vi) Lender shall have received an assignment
         in form and substance satisfactory to Lender of all warranties and guaranties with respect to the Project and the services provided in connection with the construction of the Project.

                  (f) DISBURSEMENT AGREEMENT. Borrower acknowledges and understands that all advances shall be made by Title Company pursuant to that certain Disbursement Agreement, dated even herewith, among Lender, Borrower and Title Company, subject to the requirements and further conditions to each such advance set forth therein.

         4. AFFIRMATIVE COVENANTS. Borrower covenants and agrees that, as long as the Loan remains outstanding, Borrower shall:

                  (a) CONSTRUCTION. Obtain all permits and approvals necessary for the Project, cause the Project to be constructed on the Property in good and workmanlike manner, in accordance with the Plans, and have construction completed no later than the Completion Date.

                  (b) COSTS. Construct, complete and equip the Project for an aggregate amount not to exceed the Total Project Costs set forth in the Budget attached hereto as Exhibit C.

                  (c) APPLICABLE LAW. Construct and operate the Project in accordance with applicable ordinances, rules and regulations and requirements of all governmental authorities having jurisdiction over the Project.

                  (d) MAINTAIN PROPERTY. Maintain, preserve and keep the Property, and each and every part and parcel thereof, in good repair and working order, and in safe condition at all times and in accordance with applicable ordinances, rules and regulations, and requirements of all governmental authorities having jurisdiction over the Property.

                  (e) INSPECTION. Permit Lender and its agents free access to the Property and make available for audit, inspection and/or copying all property, equipment, books, contracts, records and other papers of Borrower relating to the Property.

                  (f) ADDITIONAL CAPITAL. Within ten (10) days of written notification by Lender to Borrower, contribute to the Project additional funds which, when added to the undisbursed portion of the Loan, shall be sufficient to pay in full the remaining Total Project Costs.

                  (g) TRUST FUNDS. Receive all advances made under this Agreement as trust funds for the purpose of paying the Total Project Costs.

                  (h) CONTRACTS. Deliver to Lender executed copies of all contracts referenced in Exhibit B, whether executed before or after the date of this Agreement, and enforce the duties and obligations of the parties thereunder.

                  (i) NOTICE OF ADVERSE EVENTS. Promptly notify Lender in writing of any Event of Default or institution of any litigation, administrative proceeding or lien filed by governmental authorities or any other proceeding



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or occurrence which may have a material adverse effect on the Project or
Borrower's business, property or financial condition.

                  (j) EXISTENCE AND IDENTITY. Maintain and keep in full force and effect Borrower's existence under the laws of the state of its organization, and continue its business as presently conducted. Borrower shall not change the legal format under which Borrower was organized nor sell all or substantially all of its property or merge Borrower's business, in whole or in part, without the prior written consent of Lender. Borrower shall give Lender prompt written notice of any change in location of its chief executive office or any other place of business.

                  (k) FRANCHISE AGREEMENT. Comply with the terms of the Franchise Agreement and to take all actions necessary or required to keep the Franchise Agreement in full force and effect, and to promptly provide Lender with a copy of any notice of default under the Franchise Agreement, or any notice to Borrower of the existence of any breach which, with notice or the passage of time, or both, would entitle Franchisor to terminate the Franchise Agreement.

                  (l)      INSURANCE.

                                  (i) Provide Lender with evidence of a
         builder's risk policy and/or all risk hazard insurance policy for fire and extended coverage insurance. The policy must be in the amount of the Loan, or the full replacement cost of the improvements, whichever is greater, but in no event less than one hundred percent (100%) of the insurable value. The insured premises must be described by the street address of the Property. The builder's risk policy and/or hazard insurance policy must contain replacement cost, inflation-guard, vandalism and malicious mischief endorsements.

                                  (ii) Provide Lender with evidence of
         comprehensive general liability and property damage insurance with initial limits of at least $1,000,000/$1,000,000 for bodily injury and $1,000,000 for property damage, and evidence of an umbrella policy of not less than $5,000,000.

                                  (iii) Provide Lender with evidence of rent
         loss or business interruption insurance in an amount to cover at least a twelve (12) month period.

                                  (iv) Provide Lender with evidence of flood
         insurance, if the Property is located in a designated flood plain area.

                                  (v) All insurance policies shall be in such
         amounts, upon such terms and in such form as shall be acceptable to Lender, and shall be carried with insurers acceptable to Lender. Lender's failure to request copies of such coverage or failure to approve such shall not be a waiver of Lender's future right to enforce the terms of this Section 4(l). All insurance policies shall be furnished to Lender. Where Lender can be insured as a mortgagee or loss payee (with a lender's loss payable endorsement) because of its security interest, such endorsement shall be attached to the policies. All policies shall require at least thirty (30) days prior written notice to Lender of cancellation or modification.

                  (m) TAXES. Promptly pay all taxes, withholdings, levies and assessments due to all local, state and federal agencies, and if requested by Lender, submit to Lender copies of any and all federal or state or local tax returns evidencing the computation and the payment of such taxes.

                  (n) NO DEFAULT CERTIFICATE. Furnish to Lender, within ten (10) days after request by Lender, a certificate of Borrower stating that no Event of Default has occurred or, if an Event of Default has occurred, stating its nature, how long it has existed and what action Borrower proposes to take with respect to the Event of Default.

                  (o) OTHER INFORMATION. Promptly furnish to Lender such other information, documents or certificates regarding the operations, business affairs and financial condition of Borrower as Lender may reasonably


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request from time to time. Borrower shall also permit Lender, its employees, attorneys and agents to inspect, confirm and copy at any reasonable time, all of the books, records and properties of Borrower.

         5. NEGATIVE COVENANTS. Borrower covenants and agrees that, as long as the Loan remains outstanding, Borrower shall not:

                  (a) BORROWINGS. Borrow money with respect to the Property or any of the other Collateral, or act as guarantor on any loan or other obligation.

                  (b) CREATE LIENS. Mortgage, assign, hypothecate, encumber, or in any manner create liens on the Property or any of the other Collateral, except liens in favor of Lender, and liens disclosed in writing by Borrower to Lender prior to the date of this Agreement and consented to by Lender.

                  (c) TRANSFER ASSETS. Except in the ordinary course of business, sell, lease, transfer or assign all or any portion of the Property or any of the other Collateral.

                  (d) OWNERSHIP. Transfer, suffer or permit a change in ownership or control of Borrower.

                  (e) EXTENSION OF CREDIT. Except in the ordinary course of business, make loans, advances or extensions of credit to any person or entity.

                  (f) MODIFICATION. Cause, suffer or permit any material modification or amendment of, or deviation from, the terms and provisions of the Plans or any Contract identified on Exhibit B without the prior written consent of Lender. For purposes of this Agreement, any modification or amendment to any contract identified on Exhibit B, which modification or amendment, changes the compensation payable thereunder, in the aggregate, by more than five percent (5%) of the original contract amount shall be deemed to be material.

         6. EVENTS OF DEFAULT. The occurrence of any one of the following events shall constitute an "Event of Default" under this Agreement:

                  (a) Failure by Borrower to pay any amount owing on or with respect to the Indebtedness when due, whether by maturity, acceleration or otherwise, which failure continues for three (3) days after the date of written notice to Borrower from Lender of such default.

                  (b) Any failure by Borrower to comply with, or breach by Borrower, of any of the terms, provisions, warranties or covenants of this Agreement or the non-monetary terms, provisions, warranties and covenants of the Note, the Mortgage or the other Loan Documents, which failure continues for fifteen (15) days after the date of written notice to Borrower from Lender of such default.

                  (c) Institution of foreclosure proceedings or other exercise of rights and remedies under any mortgage, deed of trust or other lien against the Collateral (or any portion thereof).

                  (d) Insolvency of Borrower or the admission in writing of Borrower's inability to pay debts as they mature.

                  (e) Any statement, representation or information made or furnished by or on behalf of Borrower to Lender in connection with or to induce Lender to make the Loan shall prove to be false or materially misleading when made or furnished.

                  (f) Institution of bankruptcy, reorganization, arrangement, insolvency or other similar proceedings by or against Borrower, unless, in the case of a petition filed against Borrower, the same is dismissed within sixty
(60) days of filing.


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



                  (g) The issuance or filing of any attachment, levy, garnishment or the commencement of any related proceeding or the commencement of any other judicial process upon or in respect to Borrower or the Collateral.

                  (h) Sale or other disposition by Borrower of any substantial portion of assets or property.

                  (i) Death, dissolution, merger, consolidation, termination of existence, insolvency, business failure or assignment for the benefit of creditors of or by Borrower.

                  (j) Any failure by Borrower to pay when due any indebtedness (other than to Lender) or in the observance or performance of any term, covenant or condition in any document evidencing, securing or relating to such indebtedness, which failure continues beyond any applicable cure period.

                  (k) Receipt by Borrower of a notice of termination of the franchise agreement from Franchisor for the Project.

                  (l) If the Note, the Mortgage and the other Loan Documents have not been assigned to the Trust (as defined in the Mortgage), the default by Borrower which continues beyond any applicable grace or cure period under the Retained Obligations (as defined in the Mortgage); provided, however, if the Note, the Mortgage and the other Loan Documents are assigned to the Trust, this Clause (l) shall be of no force and effect during the term of such assignment.

                  (m) In the event that the Note, the Mortgage, and the other Loan Documents are assigned to the Trust, the default by Borrower which continues beyond any applicable grace or cure period under the Trust Obligations (as defined in the Mortgage).

         7. ACCELERATION. Upon any Event of Default occurring, the Loan may be declared immediately due and payable, at the option of Lender, without presentment, demand, protest, notice of dishonor, notice of non-payment or other notice of any kind, all of which are waived by Borrower.

         8. REMEDIES.

                  (a) GENERAL. Lender shall have the right to apply any or all of the Collateral held by Lender against the Loan at any time after an Event of Default. Lender shall have all the rights and remedies provided by law or equity or by agreement of the parties, including, without limit, all of the rights and remedies of a secured party under the Michigan Uniform Commercial Code. The remedies of Lender are cumulative and not exclusive. No delay, waiver or failure on the part of Lender to demand strict adherence to the terms of this Agreement or any related document shall be deemed to constitute a course of conduct or waiver inconsistent with the rights herein.

                  (b) APPLICATION OF PROCEEDS. Any proceeds received by Lender from the exercise of its remedies shall be applied as follows:

                                  (i) First, to pay all costs and expenses
         incidental to the leasing, foreclosure, sale or other disposition of the Collateral.

                                  (ii) Second, to all sums expended by Lender in
         carrying out any term, covenant or agreement under this Agreement or any related document.

                                  (iii) Third, to the payment of the Loan. If
         the proceeds are insufficient to fully pay the Loan, then application shall be made first to late charges and interest accrued and unpaid, then to any applicable prepayment premiums, and then to the outstanding principal balance.



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


                                  (iv) Fourth, any surplus remaining shall be
         paid to Borrower or to any other party lawfully entitled.

                  (c) LENDER MAY COMPLETE. If an Event of Default occurs, Lender (at its sole option) may enter upon the Property and complete the Project at Borrower's expense. Lender may deduct from and charge the costs of completion of the Project to the amount available under the Loan. If the costs of completion, plus the outstanding amount of the Loan, exceed the principal amount of the Loan, the excess shall be added to the principal amount secured by the Collateral. If Lender exercises its option to complete construction of the Project, Lender shall have the right to take any actions and enter into contracts as Lender deems necessary for that purpose. Borrower appoints Lender to act as agent for Borrower, with full, complete, and irrevocable authorization given to Lender, as the duly constituted attorney-in-fact, to do any of the following:

                                  (i) Bind Borrower to any contract, commitment,
         and/or undertakings necessary or convenient to complete the construction of the Project.

                                  (ii) Make changes in the Plans which are
         necessary or desirable to complete the improvements in substantially the manner contemplated by the Plans.

                                  (iii) Retain or employ new contractors,
         architects and/or inspectors to complete construction of the Project.

                                  (iv) Pay, settle or compromise bills and
         claims as may be necessary or desirable for the completion of the Project or for the clearance of title to the Property.

                                  (v) Execute applications or certificates in
         the name of Borrower.

                                  (vi) Prosecute and defend all actions or
         proceedings in connection with the Project or the Property.

                                  (vii) Do any and every act which Borrower
         might do in its own behalf.


                           The power of attorney granted to Lender is a power
coupled with an interest that cannot be revoked and shall survive the disability or dissolution of Borrower. Notwithstanding the foregoing authorization, Lender shall have no duty or obligation to take any action permitted under this Section 8(c).

         9. OTHER AGREEMENTS. Borrower shall execute and deliver to Lender such agreements, certificates or instruments as may be reasonably required by Lender to evidence or secure or to otherwise guaranty or subordinate obligations to the Loan. All such agreements and those given in connection with any other loan, present or future, shall also constitute security for the Loan, and all security given to Lender securing the Loan shall also secure all other obligations of Borrower to Lender.

         10. MISCELLANEOUS. Borrower and Lender further agree as follows:

                  (a) LENDER NOT LIABLE. This Agreement shall not be construed to make Lender liable to suppliers, contractors, craftsmen, laborers or others for labor, materials, supplies and/or services delivered by such parties, or for debts or claims accruing to such parties against Borrower. It is expressly agreed that there are no contractual relationships, either express or implied, between Lender and any supplier, contractor, craftsman, laborer or any other person or entity supplying labor, materials, supplies and/or services to the Project.

                  (b) GOVERNING LAW; VENUE. This Agreement shall be construed according to the laws of the State of Michigan. Lender and Borrower agree that any dispute which may arise between them with regard to this Agreement shall be resolved by litigation in state or federal court. Litigation may be initiated by Lender or its



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


assignee, at its discretion, in the State of the principal place of business of Lender or its assignee, the State of the principal place of business of Borrower, or the State where the Collateral is located. BORROWER HEREBY KNOWINGLY AND IRREVOCABLY WAIVES ANY OBJECTIONS ON THE GROUNDS OF IMPROPER JURISDICTION OR VENUE TO AN ACTION INITIATED AS SET FORTH ABOVE AND AGREES THAT EFFECTIVE SERVICE OF PROCESS MAY BE MADE UPON BORROWER BY MAIL.

                  (c) SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the permitted successors and assigns of Borrower, and the rights and privileges of Lender under this Agreement shall inure to the benefit of its successors and assigns.

                  (d) NOTICES. Notice from one party to another relating to this Agreement shall be deemed effective if made in writing (including telecommunications) and delivered to the recipient's address, telex number or telecopier number set forth in this Agreement by any of the following means: (i) hand delivery, (ii) registered or certified mail, postage prepaid, (iii) express mail or other overnight courier service, or (iv) telecopy, telex or other wire transmission with request for assurance of receipt in a manner typical with respect to communications of that type. Notice made in accordance with these provisions shall be deemed delivered on receipt if delivered by hand or wire transmission, on the third business day after mailing if mailed by registered or certified mail, or on the next business day after mailing or deposit with the postal service or an overnight courier service if delivered by express mail or overnight courier. Borrower's telecopier number is (616) 776-2776 and Lender's telecopier number is (734) 994-1376.

                  (e) AMENDMENTS. Any amendment of this Agreement shall be in writing and shall require the signature of Borrower and Lender.

                  (f) PARTIAL INVALIDITY. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of the remaining provisions of this Agreement.

                  (g) JOINT AND SEVERAL OBLIGATIONS. In the event that more than one person or entity executes this Agreement, the obligations of each person or entity shall be joint and several.

                  (h) FEES AND EXPENSES. Borrower shall pay to Lender all of Lender's expenses, including reasonable attorneys' fees and expenses, and disbursements for title searches, appraisals, credit reports and other expenses, related to the preparation and/or enforcement of this Agreement and any other document evidencing and/or securing the Loan. Any reference in this Agreement to attorneys' fees shall mean fees, charges, costs and expenses of both in-house and outside counsel and paralegals, whether or not a suit or proceeding is instituted, and whether incurred at the trial court level, on appeal, in a bankruptcy, administrative or probate proceeding, in consultation with counsel, or otherwise.

                  (i) WAIVER OF JURY TRIAL. BORROWER AND LENDER ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT, WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS AGREEMENT OR THE LOAN.

         11. ASSIGNMENT. This Agreement is freely assignable, in whole or in part, by Lender without consent of Borrower. Except as set forth below, Lender shall provide Borrower with written notice of assignment. Borrower may not, in whole or in part, directly or indirectly, assign this Agreement or its rights hereunder or delegate its duties hereunder without, in each instance, the specific prior written consent of Lender, which consent shall not be unreasonably withheld. Lender shall be fully discharged from all responsibility accruing hereunder from and after the effective date of any such assignment. Lender's assignee shall, to the extent of the assignment, be vested with all the powers and rights of Lender hereunder, and to the extent of such assignment the assignee may fully enforce such rights and powers, and all references to Lender shall mean and refer to such assignee. Lender shall retain all rights and powers hereby given not so assigned, transferred and/or delivered. Borrower hereby waives all defenses which Borrower may be entitled to assert against Lender's assignee with respect to liability accruing hereunder prior to the effective date of any assignment of Lender's interest herein.

         12. SECURITIZATION. Borrower understands and agrees that Lender may, from time to time, assign its rights and powers under the Note, the Mortgage and any other Loan Documents, in whole or in part, in connection with a securitization program. Borrower agrees to enter into an amendment to the Note, Mortgage and any other Loan Documents if such amendments are required by a nationally recognized rating agency in connection with a securitization program sponsored by Lender and in which the Note, Mortgage and the other Loan Documents are to be included; provided that Borrower shall not be obligated to enter into any agreement which adversely affects Borrower or adversely alters any of the financial terms of the Loan Documents. Lender shall pay Borrower's reasonable costs associated with such assignment.

         This Agreement is executed and delivered on the day and year first set forth above.

                                          BORROWER:

                                          WM LIMITED PARTNERSHIP - 1998 D/B/A
                                          WENDY'S OF MICHIGAN

                                          By MCC Food Service Inc.
                                          Its General Partner


                                          By:
                                             -----------------------------------
                                             Its:
                                                 -------------------------------

                                          LENDER:

                                          CAPTEC FINANCIAL GROUP, INC.

                                          By:
                                             -----------------------------------
                                             Its:
                                                 -------------------------------



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